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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 14, 2005
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Attached hereto as Exhibit 10.1 is a Letter Agreement, dated March 14, 2005, between Citigroup Inc. and Robert E. Rubin. Mr. Rubin is a member of the Board of Directors of Citigroup Inc., is the Chairman of the Executive Committee and is a member of the Office of the Chairman of Citigroup Inc. The Letter Agreement confirms certain changes to Mr. Rubin's employment agreement dated October 26, 1999, as amended on February 6, 2002, February 10, 2003, March 10, 2004 and January 18, 2005, with respect to the guaranty of a level of compensation being extended through 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number

            10.1 Letter Agreement, dated March 14, 2005, between Citigroup Inc. and Robert E. Rubin.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 14, 2005            CITIGROUP INC.


                                  By:   /s/ Michael S. Helfer
                                     -------------------------------------------
                                  Name: Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary
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                                  EXHIBIT INDEX

Exhibit Number
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
    10.1             Letter Agreement, dated March 14, 2005, between Citigroup
                     Inc. and Robert E. Rubin